UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2024

FRP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

florida (State or other jurisdiction of incorporation)	001-36769 (Commission File Number)	47-2449198 (IRS Employer Identification No.)

200 W. FORSYTH STREET, 7TH FLOOR JACKSONVILLE, FLORIDA (Address of principal executive offices)	32202 (Zip Code)

(904) 858-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of John D. Baker III as Chief Executive Officer and Director

On May 8, 2024, John D. Baker II, Chief Executive Officer and Chairman of the Board of Directors of FRP Holdings, Inc. (the “Company”) announced his retirement from his position as Chief Executive Officer, effective immediately. Mr. Baker will continue to serve as the Chairman of the Board of Directors. Following this announcement, at a meeting of the Board of Directors held on May 8, 2024, the Board of Directors unanimously appointed John D. Baker III as the Company’s Chief Executive Officer, effective immediately, and voted to expand the size of the Board of Directors by one seat and appointed John D. Baker III as a director.

John D. Baker III, age 39, has served as the Company’s Chief Financial Officer since May 6, 2019. Mr. Baker first joined the Company’s predecessor in 2012 as a management trainee within the Company’s former transportation business. He transitioned to the Company’s finance department in 2013. After pursuing his MBA at the University of Texas, Mr. Baker returned to the Company in 2016 and served as a financial analyst until his appointment as the Company’s Chief Financial Officer. Mr. Baker holds a bachelor’s degree in history from Princeton University. Mr. Baker brings to the Board of Directors strong financial acumen and knowledge in real estate investing. Mr. Baker is the son of John D. Baker II, Chairman of the Board of Directors, and the cousin of Margaret B. Wetherbee, director of the Company.

For 2024, Mr. Baker will receive a base salary of $355,100 and an opportunity to earn a bonus of up to 100% of his base salary under the Company’s Management Incentive Compensation Plan. On January 1, 2024, pursuant to the Company’s Equity Incentive Plan, Mr. Baker received a grant of 12,200 stock options, which vest ratably over 4 years on the anniversary of the grant date, and a long-term incentive grant of 20,330 stock options, which vest subject to the achievement of performance criteria over the two-year period beginning January 1, 2024 (each grant, as adjusted following the two-for-one stock split that occurred on April 12, 2024). To the extent the performance criteria are achieved (subject to a threshold), 25% of the options vest upon the evaluation date (March 2026), and 25% vest on December 31st of each of 2026, 2027 and 2028, subject to Mr. Baker’s continued employment. Mr. Baker will not receive any additional compensation as a director of the Company.

Appointment of David H. deVilliers, III as Chief Operating Officer

On May 8, 2024, David H. deVilliers, Jr., President and Chief Operating Officer of the Company and Vice Chairman of the Board of Directors, resigned from his position as Chief Operating Officer, and subsequently, the Board of Directors unanimously appointed David H. deVilliers, III as the Chief Operating Officer of the Company. David H. deVilliers, Jr. will continue to serve as the President of the Company and the Vice Chairman of the Board of Directors.

David H. deVilliers, III, age 46, first joined the Company in 2001 as its Vice President and served as the Executive Vice President of the Company from 2019 until his appointment as Chief Operating Officer. He also serves as the Executive Vice President of the Company’s subsidiaries, FRP Development Corp. and Florida Rock Properties, Inc. Mr. deVilliers is a named executive officer whose compensation is discussed in the Company’s Annual Report on Form 10-K and Proxy Statement. Mr. deVilliers is the son of David H. deVilliers, Jr., President of the Company and Vice Chairman of the Board of Directors.

Appointment of Matthew C. McNulty as Chief Financial Officer

On May 8, 2024, the Board of Directors unanimously appointed Matthew C. McNulty as the Company’s Chief Financial Officer. His employment will be effective May 31, 2024.

Matthew C. McNulty, age 50, served as the Chief Financial Officer and Vice President of Patriot Transportation Holding, Inc. (“Patriot”) from October 1, 2017 until the sale of Patriot on December 21, 2023, and served as Patriot’s Chief Operating Officer from October 5, 2021 until December 21, 2023. Prior to the spin-off of Patriot from the Company in 2015, Mr. McNulty worked for the Company starting in 2007 as the Director of Southern Real Estate and Director of Corporate Development, prior to being named the Vice President of Administration. Prior to that, Mr. McNulty served as the Director of Corporate Development for Florida Rock Industries, Inc. Mr. McNulty was previously licensed as a Florida Certified Public Accountant (currently inactive)

and holds a bachelor’s degree in accounting from Florida State University and a J.D. from the University of Florida.

For 2024, Mr. McNulty will receive a prorated base salary of $290,000 and an opportunity to earn a bonus of up to 60% of his prorated base salary under the Company’s Management Incentive Compensation Plan. Pursuant to the Company’s Equity Incentive Plan, Mr. McNulty will receive (i) a stock grant having a value of $100,000, which will vest ratably over four years on the anniversary of the grant date, (ii) a long-term incentive stock grant having a prorated value of $75,000, which will vest subject to the achievement of performance criteria over the two-year period beginning January 1, 2023; and to the extent the performance criteria are achieved (subject to a threshold), 25% of the shares will vest upon the evaluation date (March 2025), and 25% will vest on December 31st of each of 2025, 2026 and 2027, subject to Mr. McNulty’s continued employment; and (iii) and a long-term incentive stock grant having a value of $150,000, which will vest subject to the achievement of performance criteria over the two-year period beginning January 1, 2024; and to the extent the performance criteria are achieved (subject to a threshold), 25% of the shares will vest upon the evaluation date (March 2026), and 25% will vest on December 31st of each of 2026, 2027 and 2028, subject to Mr. McNulty’s continued employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRP HOLDINGS, INC.
Registrant

Date: May 13, 2024	By:	/s/John D. Baker III
John D. Baker III
Chief Executive Officer & Chief Financial Officer